SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Intermix Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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6060 Center Drive, Suite 300

Los Angeles, California 90045

Dear Stockholder:

You are cordially invited to attend the annual meeting of Intermix Media, Inc. stockholders on August 31, 2004, at 10:00 a.m. local time, at the Company’s offices located at 6060 Center Drive, Suite 300, Los Angeles, California 90045.

The details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Stockholders are urged to exercise their right to vote and are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the annual meeting. Your vote is important. I urge you to vote your shares as soon as possible.

Thank you for your ongoing support of and continued interest in Intermix Media, Inc.

Sincerely,

Richard M. Rosenblatt
Chief Executive Officer

Los Angeles, California

July 20, 2004

Your Vote is Important

In order to assure your representation at our annual meeting of stockholders, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.

Intermix Media, Inc.

Notice of 2004 Annual Meeting of Stockholders

Dear Stockholder:

The fiscal year 2004 Intermix Media, Inc. annual meeting of stockholders will be held on August 31, 2004, at 10:00 a.m. local time, at the Company’s offices located at 6060 Center Drive, Suite 300, Los Angeles, California 90045. Stockholders are asked to approve or act on the following matters at the meeting:

1. To elect six directors to serve until the next annual meeting of stockholders.

2. To approve the issuance of common stock to Series C preferred stockholders under certain circumstances.

3. To approve the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan.

4. To ratify the appointment of Moss Adams LLP as the Company’s independent auditors for fiscal year 2005.

5. To consider and act upon such other matters that may properly be brought before the meeting or any adjournment or postponement.

These items are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on July 6, 2004, the record date fixed by the Board of Directors, are entitled to receive notice of, attend and vote at the annual meeting. No business other than the proposals described in this Notice is expected to be considered at the annual stockholder meeting.

By Order of the Board of Directors,

Christopher S. Lipp
Secretary, Senior Vice President and General Counsel

Los Angeles, California

July 20, 2004

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why did I receive this proxy statement?

A: The Board of Directors (the “Board”) of Intermix Media, Inc., a Delaware corporation formerly known as eUniverse, Inc. (“the Company”, “Intermix Media”, “we” or “our”), is providing this proxy statement to you in connection with our annual meeting of stockholders, which will take place on August 31, 2004. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q What information is contained in this proxy statement?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our executive officers, and certain other required information.

Q: How may I obtain the Company’s Form 10-K?

A: A copy of our 2004 Annual Report on Form 10-K is enclosed. Stockholders may request another free copy of the 2004 Annual Report on Form 10-K from:

Intermix Media, Inc.

Attn: Investor Relations

6060 Center Drive, Suite 300

Los Angeles, CA 90045

(310) 215-1001 ex. 289

www.intermixmedia.com/company/financial.cfm

Q: When did the Company’s name change?

A: The Company’s name changed from eUniverse, Inc. to Intermix Media, Inc. on July 15, 2004.

Q: What items of business will be voted on at the annual meeting?

A: The items of business scheduled to be voted on at the annual meeting are:

•	To elect six directors.

•	To approve the issuance of common stock to Series C preferred stockholders under certain circumstances.

•	To approve of the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan.

•	To ratify the appointment of independent auditors for our 2005 fiscal year.

•	We will also consider other business that properly comes before the annual meeting.

Q How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares “FOR” each of the director nominees proposed by the Board, “FOR” the issuance of common stock to Series C preferred stockholders under certain circumstances, “FOR” the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan and “FOR” the appointment of independent auditors for our 2005 fiscal year.

Q: What shares can I vote?

A: Each share of our common and preferred stock issued and outstanding as of the close of business on July 6, 2004, the record date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of that date, including shares held directly in your name as the stockholder of record and shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the record date, we had 36,612,976 shares of common stock and preferred stock issued and outstanding.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record - If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, to be the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our Board or to vote in person at the meeting. Our Board has enclosed or sent a proxy card for you to use.

Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided the voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a stockholder as of the close of business on July 6, 2004 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to July 6, 2004, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record,

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you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet - Stockholders of record of our common stock with Internet access may submit proxies from any location in the world by following the “Vote by Internet” instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone - Stockholders of record of our common stock who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

By Mail - Stockholders of record of our common and preferred stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q: May I change or revoke my vote after I return my proxy or voting instruction card?

A: You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q: What do I do if I receive more than one proxy or voting instruction card?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Intermix Media proxy card and voting instruction card that you receive.

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

Intermix Media, Inc.

Attn: Investor Relations

6060 Center Drive, Suite 300

Los Angeles, CA 90045

(310) 215-1001 ex. 289

If you need additional copies of this proxy statement or voting materials, please contact Intermix Media, Inc. as described above.

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Q: Is my vote confidential?

A. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of our common stock and preferred stock on an as converted basis entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Company Directors are elected by a plurality of the votes cast at the annual meeting. Plurality means that the six nominees who receive the largest number of votes cast “FOR” are elected as directors. You may not cast your votes for more than six nominees. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the election.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the director nominees proposed by the Board, “FOR” the issuance of common stock to Series C preferred stockholders under certain circumstances, “FOR” the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan and “FOR” the appointment of independent auditors for our 2005 fiscal year).

Q: What is the voting requirement to approve each of the proposals?

A: In the election of directors, the six persons receiving the highest number of “FOR” votes at the annual meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q: Is cumulative voting permitted for the election of directors?

A: In the election of directors, cumulative voting is not permitted.

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as

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proxyholders, Richard Rosenblatt and Brett Brewer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be our Chief Financial Officer, Thomas Flahie.

Q: How may I obtain a separate set of voting materials?

A: If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2004 Annual Report on Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Intermix Media, Inc.

Attn: Investor Relations

6060 Center Drive, Suite 300

Los Angeles, CA 90045

(310) 215-1001 ex. 289

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have also hired Corporate Stock Transfer to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Corporate Stock Transfer a fee of approximately $5,000 plus customary costs and expenses for these services. The Company has agreed to indemnify Corporate Stock Transfer against certain liabilities arising out of or in connection with its agreement. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2005.

Q: What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A: You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1933, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders for fiscal year 2005 by submitting their proposals to us in a timely manner. Generally, in order to be included in our proxy materials for the 2005 annual meeting, stockholder

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proposals must be received by us no later than 120 days prior to the one year anniversary of the date we mailed this proxy statement to our stockholders. Rule 14a-8 of the Exchange Act, however, provides that in the event the date of the next annual stockholder’s meeting has been changed by more than 30 days from the date of the current year stockholder’s meeting, then the stockholder proposal deadline is a reasonable time before we begin to print and mail our proxy materials. We intend to hold our 2005 annual meeting in August 2005. Therefore, to be included in our proxy materials for the 2005 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and be received by us no later than March 31, 2005.

In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations, not included in our proxy statement but which are proposed to be properly brought before an annual meeting of stockholders. To be timely, a stockholder’s notice shall be delivered not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than 90th day prior to such annual meeting and not later than the 70th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals should be sent to the Office of the Secretary, Intermix Media, Inc., 6060 Center Drive, Suite 300, Los Angeles, California 90045. You may contact the Office of the Secretary for a copy of the relevant bylaw provisions for the requirements for making stockholder proposals and nominating director candidates. As stated above, we intend to hold our 2005 annual meeting of stockholders in August 2005. Accordingly, stockholder proposals should be submitted to the Office of the Secretary no later than March 31, 2005.

The Board carefully considers all stockholder proposals. When the Board determines that adoption of a stockholder proposal is clearly in the best interest of our Company and our stockholders, and can be accomplished without stockholder approval, the Board will implement the proposal without inclusion in our proxy materials.

Stockholders may communicate with directors by contacting the Office of the Secretary at (310) 215-1001. The Office of the Secretary will relay the question or message to the specific director the stockholder wants to communicate with or if no specific director is requested, the Office of the Secretary will relay the question or message to the Chairman of the Board.

Each member of the Board has indicated their intent to attend the 2004 stockholder meeting. Stockholders are encouraged to direct any questions that they may have to the directors or management at that time. All members of the Board attended the 2003 stockholder’s meeting.

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PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders of Intermix Media, Inc., a Delaware corporation (the “Company”, “Intermix Media”, “we” or “our”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) to be voted at the 2004 annual meeting of stockholders and at any adjournment or postponement thereof. The annual meeting is being held for the purposes set forth in the accompanying Notice of 2004 Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card and Notice of 2004 Annual Meeting are being provided to stockholders beginning on or about August 1, 2004. On July 15, 2004, we changed our name from eUniverse, Inc. to Intermix Media, Inc.

The Company is headquartered at 6060 Center Drive, Suite 300, Los Angeles, California 90045.

Voting Securities

Description of Capital Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, $0.001 par value, and 40,000,000 shares of preferred stock, $0.10 par value, of which 10,000,000 shares are designated as Series A 6% Convertible Preferred Stock (“Series A”), $0.10 par value, 4,098,335 shares are designated as Series B Convertible Preferred Stock (“Series B”), $0.10 par value and 22,000,000 are designated as Series C Convertible Preferred Stock or Series C-1 Convertible Preferred Stock (collectively “Series C”), $0.10 par value. As of July 6, 2003, the record date for determining stockholders entitled to vote at our annual stockholder meeting, our issued and outstanding capital stock consisted of 28,945,006 shares of common stock, 194,000 shares of Series A preferred stock, 1,796,831 shares of Series B preferred stock and 5,616,223 shares of Series C preferred stock.

Common Stock

Common stockholders are entitled to one vote per share on all matters to be voted upon by the common stockholders.

Preferred Stock

Preferred stockholders are entitled to vote, on an as-converted basis, on all matters to be voted upon by common stockholders. The current conversion rate for the Series A preferred stock is one-for-one plus 6% accretion from April 14, 1999, the current conversion rate for the Series B preferred stock is one-for-one and the current conversion rate for the Series C preferred stock is one-for-one. Accordingly, each holder of Series A preferred stock as of July 6, 2004 is entitled to 1.314 votes per share of Series A preferred stock held, each holder of Series B preferred stock as of July 6, 2004 is entitled to one vote per share of Series B preferred stock held and each holder of Series C preferred stock as of July 6, 2004 is entitled to one vote per share of Series C preferred stock held. The Series A preferred stockholders are entitled to cast 254,916 votes at our annual stockholder’s meeting, the Series B preferred stockholders are entitled to cast 1,796,831 votes at our annual stockholder’s meeting and the Series C preferred stockholders are entitled to cast 5,616,223 votes at our annual stockholder’s meeting. In total, our common and preferred stockholders are entitled to cast 36,612,976 votes at our annual stockholder’s meeting.

Corporate Governance Principles and Board Matters

The Board is committed to having effective governance principles to provide guidelines for the Company and the Board in the way we conduct our business in the marketplace. Our codes of conduct and Board Committee charters are posted on the Company’s website at www.intermixmedia.com/company/governance.cfm.

Board Structure and Committee Composition

The Board has determined that all of the nominees standing for election at the 2004 annual meeting, other than our Chief Executive Officer and our President, are independent directors. Board meetings are led by a non-executive Chairman. The Board also maintains three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (“Nominating Committee”). All three committees are composed entirely of independent directors. Assignments to, and chairs of, the committees are recommended by the Nominating Committee and selected by the Board. All committees report on their activities to the Board.

Audit Committee. The Audit Committee monitors the integrity of our financial statements, the independence and qualifications of the independent auditors, the performance of our independent auditors, our compliance with legal and regulatory requirements and the effectiveness of our internal controls. The Audit Committee is also responsible for retaining (subject to stockholder approval), evaluating, and, if appropriate, recommending the termination of our independent auditors. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1933, as amended (the “Exchange Act”). The Audit Committee operates under a charter approved by the Board.

The report of the Audit Committee is included in this Proxy Statement and the Audit Committee charter is posted on the Company’s website at www.intermixmedia.com/company/governance.cfm.

Compensation Committee. The Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether our officers, directors and employees are compensated according to these objectives, and carries out the Board’s responsibilities relating to the compensation of our executives. The Compensation Committee operates under a charter approved by the Board.

The report of the Compensation Committee is included in this Proxy Statement and the Compensation Committee charter is posted on the Company’s website at www.intermixmedia.com/company/governance.cfm.

Nominating Committee. The Nominating Committee is responsible for determining the slate of director nominees for consideration by the Company’s Board, identifying and nominating candidates to fill Board vacancies occurring between annual stockholder meetings, and reviewing, evaluating, and recommending changes to the Company’s corporate governance guidelines. The Nominating Committee periodically reviews the compensation paid to non-employee directors, including Board and committee chairs, and meeting fees, if any, and makes recommendations to the Board for any changes. The Nominating Committee also regularly reviews the charters of Board committees and, after consultation with the respective committee chairs, makes recommendations, if necessary, about changes to the charters. The Nominating Committee also considers stockholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominated person’s ownership of Company stock should be sent to the attention of the Office of the Secretary as further discussed below in Stockholder Proposals and Communications with the Board of Directors.

The Nominating Committee is responsible for and has determined the qualifications of director nominees by considering the Company’s needs for business and other experience relevant to the issues impacting the Company. The Nominating Committee also considers the qualifications of director candidates put forth by stockholders. No candidates were recommended by stockholders for consideration by the Nominating Committee. The Nominating Committee reviewed the performance and effectiveness of each existing member of the Board, their qualifications, including capability to serve, conflicts of interest, and other relevant factors. The Nominating Committee has not retained any third party to assist in the review process.

The Nominating Committee believes that nominees for a position on our Board should have the highest professional and personal ethics and values. They should have experience at the policy-making level in business and should be committed to enhancing value for stockholders. Their service on boards at other companies and their employment and other activities should be such that they can devote adequate time to responsibly perform all director duties.

The Nominating Committee has recommended that the Board nominate Richard Rosenblatt, Brett Brewer, Daniel Mosher, Lawrence Moreau, Jeffrey Edell and James Quandt as Company directors, each for a term of office that runs until the 2005 annual stockholders meeting and until his successor has been elected and has qualified.

The Nominating Committee operates under a charter approved by the Board and the Nominating Committee charter is posted on the Company’s website at www.intermixmedia.com/company/governance.cfm.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1933, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our annual meeting of stockholders for fiscal year 2005 by submitting their proposals to us in a timely manner. Generally, in order to be included in our proxy materials for the 2005 annual meeting, stockholder proposals must be received by us no later than 120 days prior to the one year anniversary of the date we mailed this proxy statement to our stockholders. Rule 14a-8 of the Exchange Act, however, provides that in the event the date of the next annual stockholder’s meeting has been changed by more than 30 days from the date of the current year stockholder’s meeting, then the stockholder proposal deadline is a reasonable time before we begin to print and mail our proxy materials. We intend to hold our 2005 annual meeting in August 2005. Therefore, to be included in our proxy materials for the 2005 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and be received by us no later than March 31, 2005.

In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations, not included in our proxy statement but which are proposed to be properly brought before an annual meeting of stockholders. To be timely, a stockholder’s notice shall be delivered not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than 90th day prior to such annual meeting and not later than the 70th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals should be sent to the Office of the Secretary, Intermix Media, Inc., 6060 Center Drive, Suite 300, Los Angeles, California 90045. You may contact the Office of the Secretary for a copy of the relevant bylaw provisions for the requirements for making stockholder proposals and nominating director candidates. As stated above, we intend to hold our 2005 annual meeting of stockholders in August 2005. Accordingly, stockholder proposals should be submitted to the Office of the Secretary no later than March 31, 2005.

The Board carefully considers all stockholder proposals. When adoption of a stockholder proposal is clearly in the best interest of our Company and our stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in our proxy materials.

Communications with the Board of Directors

The Board has established a process for stockholders to communicate with members of the Board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Chairman of the Board, Jeffrey Edell, via email at jedell.director@intermixmedia.com.

Proposal 1 - To Elect Six Directors to Serve Until the Next Annual Meeting of Stockholders.

Nominees for Election of Directors

The Board proposes the election of Richard Rosenblatt, Brett Brewer, Daniel Mosher, Lawrence Moreau, Jeffrey Edell and James Quandt as Company directors, each for a term of office that runs until the 2005 annual stockholder’s meeting and until his successor has been elected and has qualified. Each of the nominees has served continuously on the Board since the date indicated in the table below. There are no family relationships among our directors and executive officers. The Board knows of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies may be voted for the election of such other person as the Board may recommend.

Pursuant to the Certificate of Designation of Series C Preferred Stock, affiliates of VantagePoint Venture Partners (“VantagePoint”), the sole holders of our Series C preferred stock, have the exclusive right, voting separately as a single class, to elect two directors. VantagePoint has notified the Company that it intends to re-elect David Carlick and Andrew Sheehan to the Board.

Company Directors are elected by a plurality of the votes cast at the annual meeting. Plurality means that the six nominees who receive the largest number of votes cast “FOR” are elected as directors. You may not cast your votes for more than six nominees. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the election.

Recommendation of the Board:

The Board recommends a vote “FOR” the election of directors Richard Rosenblatt, Brett Brewer, Daniel Mosher, Lawrence Moreau, Jeffrey Edell and James Quandt.

The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based on information received from the respective nominees, are set forth below:

Name	Age	Principal Occupation	Director Since
Directors nominated by the Board:

Richard Rosenblatt	35	Chief Executive Officer, Intermix Media, Inc.	February 23, 2004

Brett Brewer	32	President, Intermix Media, Inc.	August 29, 2000

Daniel Mosher	31	Director, Corporate Development, Verisign, Inc.	December 8, 1999

Lawrence Moreau	61	Chairman, Stone Mountain Financial Systems, Inc.	May 27, 2003

Jeffrey Edell	46	Past President and Chief Executive Officer, Showorks Entertainment Group, Inc.	October 14, 2003

James Quandt	54	Partner, Highland Partners	June 1, 2004

Directors expected to be elected by the Series C stockholders:

David Carlick	54	Managing Director, VantagePoint Venture Partners	October 31, 2003

Andrew Sheehan	46	Managing Director, VantagePoint Venture Partners	October 31, 2003

Richard Rosenblatt has served as Chief Executive Officer and a Director since February 23, 2004. He also serves as Chairman, Chief Executive Officer and Managing Director of Prime Ventures, LLC and is a member of its Management Committee. Prime Ventures, LLC has been fully invested for several years. Mr. Rosenblatt was the Chairman and Chief Executive Officer of Supernation LLC from November, 2002 to February 20, 2004, and he is currently a Director. Mr. Rosenblatt was the Co-Chairman and Chief Executive Officer of Drkoop.com, Inc. from August 22, 2000 to December 17, 2001. Mr. Rosenblatt was the founding investor and Vice Chairman of GreatDomains and Webmillion from November 1999 until the sale of both companies. Webmillion was acquired by L90, Inc. in July 2000 and GreatDomains was acquired by VeriSign, Inc. in October 2000. Mr. Rosenblatt co-founded iMall, Inc. in October 1994 and became Chairman and Chief Executive Officer in June 1997. iMall, Inc. was acquired by At Home Corporation in October 1999. Until March 2000, Mr. Rosenblatt served as At Home Corporation’s Senior Vice President of E-Business Services. Mr. Rosenblatt received a B.A. degree from the University of California at Los Angeles and a J.D. degree from the University of Southern California Law School.

Brett Brewer has served as President and a Director since August 29, 2000. He joined the Company in April 1999 and was named Vice President of its e-Commerce Division in December 1999 and named President of CD Universe, Inc., a subsidiary of Intermix Media, Inc., in July 2000. Prior to joining Intermix Media, Inc., Mr. Brewer helped run the Southern California Retail Sales Division of CB Richard Ellis between October 1996 and December 1998. Mr. Brewer received a B.A. degree in business/economics from the University of California at Los Angeles.

Daniel Mosher has served as a Director since December 8, 1999. Mr. Mosher is currently a member of the Audit and Nominating Committees. He is employed as Director of Strategic Development of Verisign, Inc. where he oversees the company’s acquisitions, investments and strategic alliances. Prior to that, Mr. Mosher was employed by Webvan Group, Inc. from May 1999 to May 2001, most recently as Director, Business Development. From January 1998 to May 1999, Mr. Mosher served in the Mergers and Acquisitions Department of Morgan Stanley Dean Witter Technology Group, an investment banking firm. From February 1996 to January 1998, he held several positions in the Corporate Finance Group of Arthur Andersen, focused on technology private placements. Mr. Mosher holds a B.S. degree in business administration from the University of California at Berkeley.

Lawrence Moreau has served as a Director since May 27, 2003. Mr. Moreau is currently a member of the Audit and Nominating Committees. Mr. Moreau is the Chairman of Stone Mountain Financial Systems, Inc., a private company providing online payment solutions primarily to Internet related retail merchants. Previously, Mr. Moreau founded and served as Chief Executive Officer of Moreau and Company, Inc., a financial consulting firm, and Moreau Capital Corporation, a National Association of Securities Dealers registered investment-banking firm, which specialized in private and public securities offerings. Prior to founding Moreau Capital, Mr. Moreau was a financial principal and on the Board of Directors of H. J. Meyers & Company, a New York Stock Exchange investment banking firm. Previous to his investment-banking career, Mr. Moreau was a Vice President and Special Assistant to the President of Pacific Enterprises, a multi-billion dollar diversified holding company. Prior to joining Pacific Enterprises, Mr. Moreau worked for Touche Ross & Co. (now Deloitte & Touche) for eleven years planning and managing audits of companies in a wide variety of industries. Prior to beginning his professional career,

Mr. Moreau served as a commissioned officer in the United States Army during the Vietnam War. Mr. Moreau holds a B.A. in Accounting and a Master’s Degree in Accounting Science from the University of Illinois, Champaign/Urbana. Mr. Moreau has completed the director certification program at the University of California at Los Angeles. Mr. Moreau was licensed as a Financial Principal and an Operations Principal with the NASD. Mr. Moreau was also an Associate Member of the NYSE and a member of the Securities and Exchange Commission practice section of the American Institute of Certified Public Accountants. For seven years, Mr. Moreau was a member of the Board of Directors of the Los Angeles Venture Capital Association and served as its Chairman for two years. He is a Certified Public Accountant.

Jeffrey Edell has served as a Director since October 14, 2003 and as Chairman of the Board since November 14, 2003. Mr. Edell is currently a member of the Compensation and Audit Committees. Mr. Edell was employed as President and Chief Executive Officer and a director of Soundelux Entertainment Group, Inc., a provider of entertainment content and technologies, from 1995 until 2002. From 2000 to 2002, he was a Director of IVC Industries, Inc. (IVC), a manufacturer of vitamins and supplements. Mr. Edell was also the founder, in 1984, of eLabor, Inc., a developer of time and attendance software, where he served as the Chairman and Chief Executive Officer until 1991 and a Director to 2003. From 1995 to 1999, Mr. Edell was the President and Executive Producer of Hastings/Edell Productions, Inc., an independent film company, and from 1992 to 1995, he was a partner at DF & Co. (subsequently Century Business Services, Inc.), an accounting and tax services firm. Mr. Edell became a Certified Public Accountant while at KPMG and he holds a B.S. degree in Commerce from the McIntire School at the University of Virginia. Ernst & Young and NASDAQ named him Entertainment Entrepreneur of the Year 2000. He is a member of the Young Presidents Organization, the Academy of Motion Picture Arts & Sciences and the Academy of Television Arts & Sciences.

James Quandt has served as a Director since June 1, 2004. Mr. Quandt is a Partner in the Los Angeles office of Highland Partners. Before joining Highland Partners, Mr. Quandt was a Senior Partner for the North America West Region at Heidrick & Struggles’ Irvine office. He was also President and Chief Executive Officer of LeadersOnline, the company’s Internet-enhanced recruiting subsidiary for mid-level executives and professionals. Before Heidrick & Struggles, Mr. Quandt was Managing Director of Korn/Ferry International’s Newport Beach office, and the Chief Operating Officer of Futurestep, the company’s recruitment web site for middle management positions. Prior to entering the executive search industry, he was President, Chief Executive Officer and Vice Chairman of National Telephone & Communications, Inc. and Chairman of Bridge Information Systems. Prior to that time, he was President of Standard & Poor’s Financial Information Services, a division of McGraw-Hill, Inc., and held senior management positions with Security Pacific Bank. Mr. Quandt is a member of the Board of Trustees for St. Mary’s College, a member of the Alumni Council Board of the American Bankers Association, a member of the Board of Directors for Pacific Club, Newport Beach and a member of the Orange County Forum. He earned his bachelor’s degree in business administration and economics from Saint Mary’s College in 1971, and also attended the University of Southern California, Graduate School of Business Management Policy Institute.

David Carlick has served as a Director since October 31, 2003. Mr. Carlick is currently a member of the Nominating Committee. Mr. Carlick has served in various positions at VantagePoint Venture Partners, a venture capital firm, from October 1997, and he is presently a Managing Director with that firm. From April to September 1997, Mr. Carlick was President, Media Operations for PowerAgent, a start-up company involved in opt-in marketing and consumer privacy. Prior thereto, Mr. Carlick held positions leading to Executive Vice President at Poppe Tyson, an advertising agency and interactive marketing firm and subsidiary of BJK&E Worldwide (Bozell) from April 1993 until March 1997. In 1996, while at Poppe Tyson, Mr. Carlick co-founded DoubleClick, which provides on-line marketing services, and poppe.com, the agency’s interactive operation. Mr. Carlick was a founding director of International Network Services (INSS) which was sold in 1999 to Lucent, and Internet Profiles, the first Internet measurement company. Mr. Carlick is presently a member of the board of directors of SatMetrix Systems and Touchpoint, Inc., privately-held companies, and Ask Jeeves, a publicly-held company.

Andrew Sheehan has served as a Director since October 31, 2003. Mr. Sheehan is currently a member of the Compensation Committee. Mr. Sheehan joined VantagePoint Venture Partners, a venture capital firm, in November 2002, and he is presently a Managing Director with that firm. From April 1998 to October 2002, Mr. Sheehan was a Managing Member of the General Partner of ABS Capital Partners, a private equity firm. Mr. Sheehan is a member of the board of directors of BakBone Software, Inc., a storage management software company, and he serves on the boards of several privately-held companies. Mr. Sheehan holds a B.A. from Dartmouth College and an M.B.A. from The Wharton School of Business.

Mr. Rosenblatt was the Chief Executive Officer of drkoop.com, Inc., a Delaware corporation doing business as Dr. Koop LifeCare Corporation, within two years of the time that company filed a petition for relief under the United States Bankruptcy Code. Mr. Edell was the Chief Executive Officer of Showorks Entertainment Group. Inc., a Delaware corporation that later changed its name to Media Technology Source of Delaware, Inc. Within two years of the time that Mr. Edell resigned from that company, it filed a petition for relief under the United States Bankruptcy Code.

Information Relating to Directors, Nominees and Executive Officers

Board of Directors Meetings and Board Committees

The Board held 38 meetings during fiscal year 2004. Each member of the Board during fiscal year 2004 attended at least 75% of all Board meetings held during the period that he was a director. In addition, each member of the Board during fiscal year 2004 attended at least 75% of all Board committee meetings on which he served during the period that he served on the committee. Information about the Audit, Compensation and Nominating Committees is as follows:

Name of Committee and Members	Number of Meetings in Fiscal Year 2004
Audit Committee	18
Daniel Mosher (1) Thomas Gewecke (2) Lawrence Moreau* (3) Jeffrey Lapin (4) Jeffrey Edell (5)

Compensation Committee	2
Brad Greenspan (6) Daniel Mosher (1) Brett Brewer (7) Thomas Gewecke (2) Jeffrey Edell (5) Bradley Ward (8) Andrew Sheehan (9) James Quandt* (10)

Nominating Committee	2
Daniel Mosher (1) Lawrence Moreau (3) David Carlick* (11)

During fiscal year 2004, the Board acted by written consent on 4 occasions and the Compensation Committee acted by written consent on 2 occasions.

*	Chairman

(1)	Elected to the Nominating Committee on September 19, 2003. Resigned from the Compensation Committee on November 14, 2003.

(2)	Resigned from the Board and Audit and Compensation Committees on October 7, 2003.

(3)	Elected to the Audit Committee on May 27, 2003 and the Nominating Committee on September 19, 2003.

(4)	Resigned from the Board and Audit Committee on May 8, 2003.

(5)	Elected to the Audit and Compensation Committees on November 14, 2003.

(6)	Resigned from the Compensation Committee on November 14, 2003 and resigned from the Board on December 11, 2003.

(7)	Resigned from the Compensation Committee on November 14, 2003.

(8)	Elected to the Compensation Committee on November 14, 2003. Resigned from the Board and Compensation Committee on May 31, 2004.

(9)	Elected to the Compensation Committee on November 14, 2003.

(10)	Elected to the Compensation Committee on June 8, 2004.

(11)	Elected to the Nominating Committee on November 14, 2003.

Director Compensation in Fiscal Year 2004

Compensation of the Company’s Directors is determined by resolution of the Board in accordance with the Company’s Bylaws. Directors of Intermix Media who are also Company employees or officers do not receive any compensation specifically related to their activities as directors. Directors are reimbursed for their expenses incurred in connection with their attendance at Board and Board committee meetings, and for preapproved continuing education programs.

In January 2004, the Board replaced the prior discretionary director compensation program with a more standardized program. Non-employee directors are now paid $20,000 per year for service on the Board, $10,000 per year for service on the Audit Committee and $5,000 per year for service on the Compensation or Nominating Committees. New directors are granted an option to purchase 50,000 shares of the Company’s common stock at market price, vesting monthly over four years. Annually, directors are granted an option to purchase 20,000 shares of the Company’s common stock at market price, vesting over the period until the next annual stockholder’s meeting. In addition, a new non-executive Chairman of the Board is granted an additional option to purchase 25,000 shares of the Company’s common stock at market price, vesting monthly over four years and annually an option to purchase 20,000 shares of the Company’s common stock at market price. The Board has decided to make an exception to the director compensation program and pay Mr. Moreau cash instead of stock options.

Daniel Mosher received as compensation for his service on the Board $5,000 per month from June 2003 to January 2004 and $2,917 for February and March 2004. On February 26, 2004, Mr. Mosher received an option to purchase 50,000 shares of the Company’s common stock at market price, that vests monthly over four years, an option to purchase 20,000 shares of the Company’s common stock at market price, that vests monthly over seven months, and an option to purchase 10,000 shares of the Company’s common stock at market price, that vested on the date of grant. These three options expire ten years after the date of grant.

Lawrence Moreau received as compensation for his service on the Board and as Chairman of the Audit Committee $9,250 per month from May 2003 to January 2004 and $6,250 per month for February and March 2004. Mr. Moreau also received an additional $40,000 in February 2004 in recognition of the extraordinary demands on Mr. Moreau as Audit Committee Chairman.

Jeffrey Edell received as compensation for his service on the Board and as Chairman of the Board $5,000 per month from October 2003 to March 2004. On November 3, 2003, Mr. Edell received an option to purchase 75,000 shares of the Company’s common stock at $1.91 per share, 25,000 of which vested on the date of grant with the remainder vesting 12,500 per quarter. On February 26, 2004, Mr. Edell also received an option to purchase 75,000 shares of the Company’s common stock at market price, that vests monthly over four years and an option to purchase 40,000 shares of the Company’s common stock at market price, that vests monthly over seven months. These three options expire ten years after the date of grant.

Bradley Ward received as compensation for his service on the Board $5,000 per month from September 2003 to January 2004 and $2,083 for February and March 2004. On November 3, 2003, Mr. Ward received an option to purchase 10,000 shares of the Company’s common stock at market price, vesting monthly over twelve months. On February 26, 2004, Mr. Ward also received an option to purchase 50,000 shares of the Company’s common stock at market price, that vests monthly over four years and an option to purchase 20,000 shares of the Company’s common stock at market price, that vests monthly over seven months. These three options expire ten years after the date of grant.

David Carlick received as compensation for his service on the Board $2,250 per month for February and March 2004. On February 26, 2004, Mr. Carlick received an option to purchase 50,000 shares of the Company’s common stock at market price, that vests monthly over four years and an option to purchase 20,000 shares of the Company’s common stock at market price, that vests monthly over seven months. These two options expire ten years after the date of grant.

Andrew Sheehan received as compensation for his service on the Board $2,250 per month for February and March 2004. On February 26, 2004, Mr. Sheehan received an option to purchase 50,000 shares of the Company’s common stock at market price, that vests monthly over four years and an option to purchase 20,000 shares of the Company’s common stock at market price, that vests monthly over seven months. These two options expire ten years after the date of grant.

Independence of Directors and Audit Committee Financial Experts

The Board has determined that Daniel Mosher, Lawrence Moreau, Jeffrey Edell, James Quandt, David Carlick and Andy Sheehan are independent directors, as independence is defined by the NASDAQ Stock Market, Inc. director independence standards in effect at the time of determination. In addition, the Board has determined that Lawrence Moreau and Jeffrey Edell are audit committee financial experts as defined in Item 401(h) of the Exchange Act and that all Audit Committee members are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

No member of the Board or the Compensation Committee serves as an executive officer of any entity that has one or more of the Company’s executive officers serving on such other company’s board of directors or compensation committee. Thomas Gewecke resigned from the Compensation Committee on October 7, 2003. Brad Greenspan, Brett Brewer and Daniel Mosher resigned from the Compensation Committee on November 14, 2003. Jeffrey Edell, Bradley Ward and Andrew Sheehan were appointed to the Compensation Committee on November 14, 2003. Mr. Ward resigned from the Compensation Committee on May 31, 2004. James Quandt was appointed to the Compensation Committee on June 1, 2004. Mr. Greenspan was the Company’s Chief Executive Officer until October 30, 2003. Mr. Brewer is the Company’s President.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of June 1, 2004 with respect to the beneficial ownership of the Company’s voting securities by the following individuals or groups: (a) each person who is known by us to own beneficially more than 5% of the Company’s common stock, including our preferred stock on an as-converted basis, (b) each director and nominee, (c) each Named Executive Officer (as defined below under the caption Executive Compensation), and (d) all Named Executive Officers and directors as a group. Except as noted below, the address for each person listed in the table below is 6060 Center Drive, Suite 300, Los Angeles, CA 90045.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Beneficially Owned (2)
Current Executives, Named Executive Officers and Directors:
Richard Rosenblatt (3)	275,500	*
Brett Brewer (4)	1,187,078	2.9%
Thomas Flahie	—	—
Adam Goldenberg (5)	913,891	2.3%
Christopher Lipp (6)	215,536	*
Daniel Mosher (7)	103,393	*
Lawrence Moreau	—	—
Jeffrey Edell (8)	110,328	*
James Quandt	—	—
David Carlick (9)	43,393	*
Andrew Sheehan (10)	23,393	*
Directors and executive officers as a group (11)	2,872,512	7.1%
Former Executive:
Brad Greenspan (12)	6,510,700	16.2%
Five-Percent Beneficial Ownership:
VantagePoint Venture Partners and Affiliates (13)	11,560,140	28.7%
Gardner Lewis Asset Management (14)	2,422,653	6.0%

*	less than 1%

(1)	Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to the shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of shares of preferred stock into shares of common stock, are deemed outstanding in determining the number of shares beneficially owned by the person or group. We are treating our preferred stock and common stock as one class of voting securities because the holders of our preferred stock have the right to vote their shares with the common stock on an as-converted basis.

(2)	The Percentage Beneficially Owned is calculated by dividing the Number of Shares Beneficially Owned by the total outstanding shares of common stock and preferred stock on an as-converted basis including shares beneficially owned by the person with respect to whom the percentage is calculated.

(3)	Includes 250,000 shares represented by options exercisable within 60 days.

(4)	Includes 1,000,000 shares represented by options exercisable within 60 days.

(5)	Includes 825,000 shares represented by options exercisable within 60 days.

(6)	Includes 212,500 shares represented by options exercisable within 60 days.

(7)	Includes 95,893 shares represented by options exercisable within 60 days.

(8)	Includes 110,328 shares represented by options exercisable within 60 days.

(9)	Includes 23,393 shares represented by options exercisable within 60 days. Does not include any shares owned by VantagePoint of which Mr. Carlick is a Managing Director because he disclaims beneficial ownership.

(10)	Includes 23,393 shares represented by options exercisable within 60 days. Does not include any shares owned by VantagePoint of which Mr. Sheehan is a Managing Director because he disclaims beneficial ownership.

(11)	Includes 2,540,507 shares represented by options exercisable within 60 days.

(12)	This information is based on reports filed with the Securities and Exchange Commission by Mr. Greenspan. Mr. Greenspan’s address is 264 S. La Cienega, Suite 1218, Beverly Hills, CA 90211.

(13)	VantagePoint’s address is 1001 Bay Hill Drive #300, San Bruno, CA 94066. VantagePoint and affiliates report holding 3,050,000 shares of common stock, 1,750,000 shares of Series B preferred stock and 5,510,140 shares of Series C preferred stock with shared voting power and shared dispositive power. VantagePoint also holds a $2.5 million Company note that is convertible into 1,250,000 shares of Series C-1 preferred stock by October 31, 2004. The shares of Series C-1 preferred stock are issuable within 60 days upon conversion of the note at VantagePoint’s discretion and are included in this disclosure.

(14)	This information is based on reports filed with the Securities and Exchange Commission by Gardner Lewis Asset Management. The address of Gardner Lewis Asset Management is 285 Wilmington West Chester Pike, Chadds Ford, PA 19317. Gardner Lewis Asset Management reports holding 2,400,303 shares of common stock with sole voting power, 22,350 shares of common stock with shared voting power and 2,422,653 shares of common stock with sole dispositive power.

The number of shares to be issued upon exercise of outstanding options and warrants, and the number of shares remaining available for future issuance under the Company’s equity compensation plans at June 1, 2004 were as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted - average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
1999 Stock Awards Plan approved by stockholders (1)	7,874,408	$2.27	245,466
2002 Employee Stock Purchase Plan approved by stockholders (2)	—	—	235,960
2004 Stock Awards Plan (3)	—	—	—
Equity compensation plans not approved by stockholders (4)	258,181	2.20	—

Total	8,132,589		481,426

(1)	The Company has reserved 9,000,000 shares of common stock for issuance under the Company’s 1999 Stock Awards Plan.

(2)	The Company has reserved 250,000 shares of common stock for issuance under the Company’s 2002 Employee Stock Purchase Plan.

(3)	The Board has adopted the 2004 Stock Awards Plan and has reserved 3,000,000 shares of common stock for issuance under the plan, subject to approval by the Company’s stockholders. This plan will not become effective unless approved by the Company’s stockholders.

(4)	The Company granted warrants to purchase common stock in connection with professional services at exercise prices ranging from $1.75 to $5.03 and with terms ranging from 1 to 4 years.

Compensation Committee Report on Executive Compensation

General

The Compensation Committee makes decisions as to certain compensation of our executive officers.

Compensation Policies

Our philosophy is to tightly link executive compensation to corporate performance and returns to stockholders. A significant portion of executive compensation is dependent upon the Company’s success in meeting one or more specified goals and to the potential appreciation of our common stock. Thus, a significant portion of an executive’s compensation is at risk. The goals of the compensation program are to attract and retain exceptional executive talent, to motivate these executives to achieve the Company’s business goals, to link executive and stockholder’s interests through equity-based plans, and to recognize individual contributions as well as overall business results.

Each year the Compensation Committee conducts a review of the Company’s executive compensation program. This review often includes data obtained from independent third party compensation surveys or consultants and is used to align the Company’s compensation programs with those of comparable companies and the market generally. The key elements of our executive compensation are generally base salary, bonus, stock options and benefits. The Compensation Committee’s policies with respect to each of the elements are discussed below. While the elements of compensation are considered separately, the Compensation Committee also takes into account the complete compensation package provided to the individual executive.

Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for pertinent executive talent, including a comparison to base salaries for comparable positions at companies of similar size, complexity and within the same sector. Base salary adjustments are determined annually by evaluating the financial performance and, where appropriate, certain non-financial performance measures of the Company, and the performance of each executive officer.

The Company’s executive officers are generally eligible for annual and other cash bonuses. At the beginning of each fiscal year, the Compensation Committee generally establishes quarterly and annual individual and corporate performance objectives. For fiscal year 2004, the objectives related to the achievement of certain profitability goals and the amount of bonus payable was based on a percentage of salary established for each executive officer. The Compensation Committee also considers individual non-financial performance measures in determining bonuses.

The purpose of the Intermix Media stock awards plans is to provide an additional incentive to Company employees to work to maximize stockholder value. To this end, the Compensation Committee grants to key executives and employees stock options under the Company’s 1999 Stock Awards Plan (the “1999 Plan”) which generally vest over a four-year period following the date of grant as follows: 25% on the first anniversary and the remainder in 1/12 increments each quarter thereafter. Options under the 1999 Plan are generally granted at the current market price, and have a maximum term of the earlier of three months from the date of termination of service to the Company or ten years from the date of grant. Vested options may be exercised at any time during the term of the options. The Compensation Committee intends to follow these same guidelines for option grants under the 2004 Stock Awards Plan.

The benefits made available to executive officers are the same as those afforded to all full-time employees, including medical, dental, life, and disability insurance coverage and a 401(k) plan.

Chief Executive Officer Compensation

The Compensation Committee determined Mr. Rosenblatt’s and Mr. Greenspan’s fiscal year 2004 compensation as follows:

Current Chief Executive Officer Compensation:

A special committee of the Board, the CEO Search Committee, was appointed in the third quarter of fiscal year 2004 to search for a new Chief Executive Officer to replace Brad Greenspan, who resigned as CEO on October 30, 2003. The CEO Search Committee consisted of Brett Brewer, David Carlick and Jeffrey Edell. This committee retained an executive search firm to assist them in this process. The CEO Search Committee selected and recommended to the Board Mr. Rosenblatt as the Company’s new Chief Executive Officer and the Board interviewed and authorized the hiring of Mr. Rosenblatt. The Board, with the recommendation and assistance of the Compensation Committee, negotiated and approved Mr. Rosenblatt’s compensation and on February 23, 2004, Mr. Rosenblatt was appointed Chief Executive Officer and a director of the Company.

Mr. Rosenblatt has an employment agreement with the Company that includes a base salary of $250,000 and an annual target bonus of up to 75% of his base salary. The Board also issued options to Mr. Rosenblatt to purchase up to 2,000,000 shares of the Company’s common stock at $1.83, the market price on the date of grant. The option to purchase 100,000 shares vested upon grant, the option to purchase 1,200,000 shares vests monthly over four years, and the option to purchase 700,000 shares vests at the end of six years of continuous employment or earlier upon achieving certain financial goals.

Former Chief Executive Officer Compensation:

Mr. Greenspan, who resigned as Chief Executive Officer on October 30, 2003, had a base salary of $215,000. As of June 16, 2003, Mr. Greenspan voluntarily decided to reduce his salary by 20% to $172,000, as a result of the Company’s restated quarterly financial results and lower than anticipated fiscal year 2003 results. In addition, Mr. Greenspan repaid the $42,500 bonus paid to Mr. Greenspan in fiscal year 2003 by tendering back to the Company 17,782 shares of the Company’s common stock in October 2003.

Employment Agreements

The Company has employment agreements with Richard Rosenblatt and Adam Goldenberg. No other executive officer has an employment agreement.

The terms of the employment agreement with Mr. Rosenblatt include those described above. Mr. Rosenblatt’s employment agreement runs through February 2008. In the event Mr. Rosenblatt is terminated without cause prior to expiration of his agreement, Mr. Rosenblatt would be entitled to severance equal to nine months of his base salary and accelerated vesting of a portion of his stock options.

In April 2004, the Company entered into a two-year employment agreement with Adam Goldenberg. Under this agreement, Mr. Goldenberg is paid a $175,000 base annual salary and a bonus based on the net income, as defined, generated by the Company division that Mr. Goldenberg is the head. Mr. Goldenberg is also entitled to $175,000 of severance in the event he is terminated without cause prior to expiration of his agreement.

Other Executive Officer Compensation

The compensation packages of our other executive officers, including the persons listed in the Summary Compensation Table below, provide for a base salary, bonus, option grants under the 1999 Plan, and access to our standard employee benefit plans.

Submitted by the Compensation Committee of the Board:

Jeffrey Edell

Andrew Sheehan

James Quandt (Chairman)

Executive Compensation

The table below summarizes the compensation paid or awarded during the last three fiscal years to our Chief Executive Officer and our four other most highly compensated executive officers. These executives are referred to as the Named Executive Officers elsewhere in this Proxy Statement.

Summary Compensation Table

(in thousands)

	Annual Compensation						Long–Term Compensation
	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Awards		Payouts
Name and Principal Position							Restricted Stock Awards ($)	Securities Underlying Options #	LTIP Payouts ($)	All Other (11) ($)
Current Executives:
Richard Rosenblatt (1) Chief Executive Officer and Director	2004	21	—		—		—	2,000	—	1
Brett Brewer President and Director	2004 2003 2002	189 174 132	— 33 99	(2)	— 55 —	(3)	— — —	— — 500	— — —	12 12 5
Thomas Flahie (4) Chief Financial Officer	2004	113	—		—		—	500	—	7
Adam Goldenberg (5) Chief Operating Officer	2004 2003 2002	182 156 124	— 132 109	(2)	— 62 —	(6)	— — —	200 — 675	— — —	12 12 3
Christopher Lipp Senior Vice President and General Counsel and Secretary	2004 2003 2002	159 151 135	— 18 38	(2)	— 60 —	(7)	— — —	— — 150	— — —	12 12 12
Former Executives:
Brad Greenspan (8) Chairman of the Board and Chief Executive Officer	2004 2003 2002	125 192 178	— 43 95	(2)	— 55 —	(9)	— — —	— — 800	— — —	9 6 —
Joseph Varraveto (10) Executive Vice President and Chief Financial Officer	2004 2003 2002	90 181 160	— 30 60		— — —		— — —	— 60 50	— — —	6 12 2

(1)	Richard Rosenblatt was hired on February 23, 2004 at an annual salary of $250,000. The Company entered into an employment agreement with Mr. Rosenblatt.

(2)

Brad Greenspan, Brett Brewer and Christopher Lipp entered into agreements with the Company in August 2003 to repay the bonuses they received during fiscal year 2003 amounting to $42,500, $33,000 and $18,125, respectively. Under the agreements, repayment of the bonuses could be made in cash, Company common stock or a combination thereof. The value of the common stock is determined based on the average closing price of the common stock for the ten trading-day period ending on the 30th day after trading in the Company’s common stock resumes. By October 14, 2003, the 30th day after trading resumed, Brad Greenspan had tendered 17,782 shares of common stock, Brett Brewer had tendered 8,922 shares of common stock and had paid $11,677 in cash and Christopher Lipp had paid $18,125 in cash to repay the bonuses. Adam Goldenberg repaid the portion of the $132,000 bonus he received during fiscal year 2003 which would not have been paid based upon the restated fiscal year 2003 financial statements. By October 14, 2003, Adam Goldenberg had paid $106,320 in cash.

(3)	On July 12, 2002, the Company paid $55,000 to Mr. Brewer in exchange for the cancellation of 75,000 options.

(4)	Thomas Flahie was hired on August 18, 2003 at an annual salary of $180,000.

(5)	On April 6, 2004, the Company entered into an employment agreement with Adam Goldenberg. Mr. Goldenberg was appointed Chief Operating Officer in October 2001 and president of the Performance Marketing Group in January 2004.

(6)	On July 12, 2002, the Company paid $62,334 to Mr. Goldenberg in exchange for the cancellation of 85,000 options.

(7)	On July 12, 2002, the Company paid $60,000 to Mr. Lipp in exchange for the cancellation of 100,000 options.

(8)	Brad Greenspan resigned effective October 30, 2003.

(9)	On July 12, 2002, the Company paid $55,000 to Mr. Greenspan in exchange for the cancellation of 340,000 options.

(10)	Joseph Varraveto resigned effective as of August 19, 2003.

(11)	These are non-accountable automobile allowance payments.

Our current officers are:

Name	Age	Position	Officer Since
Richard Rosenblatt	35	Chief Executive Officer	February 23, 2004
Brett Brewer	31	President	August 29, 2000
Thomas Flahie	47	Chief Financial Officer	August 25, 2003
Adam Goldenberg	23	President, Performance Marketing Group	October 26, 2001
Christopher Lipp	32	Secretary, Senior Vice President and General Counsel	March 30, 2001
Michael Mincieli	35	Vice President, Corporate Controller	April 16, 2003

For Richard Rosenblatt’s and Brett Brewer’s biography, please see Nominees for Election of Directors in this Proxy Statement. The biographical descriptions of our other current officers are as follows:

Thomas Flahie has served as Chief Financial Officer since August 25, 2003 and as a Director and President of the Company’s subsidiary Download Solutions, Limited. He was the Chief Financial Officer of eLabor, Inc. from June 2000 to March 2003 and the Senior Vice President of Finance and Administration of Balance Bar Company from February 1998 to March 2000. Mr. Flahie was a director of Bariatrix Products International Incorporated, a company in which Balance Bar Company had an investment, from May 1999 to March 2000. From December 1978 to February 1998, he held various positions with Andersen Worldwide, an international accounting and consulting firm. He was a partner with Andersen Worldwide for the last seven years. Mr. Flahie is a Certified Public Accountant and he received his B.S. in Business Administration from the University of Arizona.

Adam Goldenberg has served as President of the Performance Marketing Group since January 29, 2004 and was the Chief Operating Officer from October 26, 2001 to January 29, 2004. In 1997, Mr. Goldenberg founded Gamer’s Alliance, Inc., an online entertainment portal, and served as its president before and after it was acquired by Intermix Media in April 1999. Mr. Goldenberg served as Vice President, Strategic Planning of Intermix Media from April 1999 to October 2001.

Christopher Lipp has served as Senior Vice President and General Counsel since October 26, 2001, Vice President, General Counsel since May 1, 2001, Secretary since March 30, 2001 and Vice President, Business and Legal Affairs since January 11, 2000. Prior to joining Intermix Media, Mr. Lipp was employed as an attorney in the Intellectual Property Group of Pillsbury Madison & Sutro LLP in Los Angeles, California. He has been a member of the California State Bar since 1997. Mr. Lipp received his J.D. from the University of Southern California Law School and a B.A. degree in government and sociology from Georgetown University.

Michael Mincieli has served as Vice President, Corporate Controller since April 16, 2003, and as a consultant to the Company from January 20, 2003 to April 15, 2003. In addition, he serves as a Director and Vice President of the Company’s subsidiary Download Solutions, Limited. He was employed as Vice President, Corporate Controller and Director of Information Systems for Media Technology Source, formerly Soundelux Entertainment Group, from December 1997 to December 2002. Previously he was Division Controller for SLI, Inc. Mr. Mincieli is a member of the AICPA and a Certified Public Accountant. He received his B.A. in Finance from Aurora University, with further education in aeronautical and astronautical engineering at the University of Illinois, Urbana.

Option Grants in Last Fiscal Year

The following table provides information on option grants in fiscal year 2004 to each of the Named Executive Officers:

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price $/ Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
					5%	10%
Current Executives:
Richard Rosenblatt	2,000,000	49.2%	$1.83	2/22/14	$2,301,754	$5,833,097
Brett Brewer	—	—	—	—	—	—
Thomas Flahie	500,000	12.3	1.90	11/14/13	597,450	1,514,055
Adam Goldenberg	200,000	4.9	2.25	3/8/14	283,003	717,184
Christopher Lipp	—	—	—	—	—	—

Former Executives:	—	—	—	—	—	—
Brad Greenspan	—	—	—	—	—	—
Joseph Varraveto	—	—	—	—	—	—

Richard Rosenblatt was granted an option to purchase 2,000,000 shares of the Company’s common stock. The option to purchase 100,000 shares vested upon grant, the option to purchase 1,200,000 shares vests monthly over four years and the option to purchase 700,000 shares vests at the end of six years of continuous employment or earlier upon achieving certain financial goals. Thomas Flahie was granted an option to purchase 500,000 shares of the Company’s common stock. One-fourth of the option vests one year from his date of hire and thereafter, one-twelfth of the remaining option vests quarterly. Adam Goldenberg was granted an option to purchase 200,000 shares of Company common stock that vests after six years or earlier upon achieving certain financial goals of the division he runs.

The Board granted options to directors and employees to purchase a total of 4,065,692 shares of Company common stock in fiscal year 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values:

The following table provides information on option exercises in fiscal year 2004 by each of the Named Executive Officers and the value of each of such officer’s unexercised options at March 31, 2004:

Name	Number of shares acquired exercise	Value Realized	Number of securities underlying unexercised options/SAR’s at fiscal year-end		Value of unexercised in-the-money options/SAR’s at fiscal year-end
			Exercisable	Unexercisable	Exercisable	Unexercisable
Current Executives:
Richard Rosenblatt	—	$—	150,000	1,850,000	$55,500	$684,500
Brett Brewer	—	—	989,583	260,417	47,917	52,083
Thomas Flahie	—	—	—	500,000	—	150,000
Adam Goldenberg	—	—	770,833	254,167	119,167	10,833
Chris Lipp	—	—	200,000	12,500	10,000	2,500
Former Executives:
Brad Greenspan	—	—	—	—	—	—
Joseph Varraveto	—	—	—	—	—	—

The value of unexercised options is based upon the difference between the exercise price and the closing market price on March 31, 2004 which was $2.20.

Certain Relationships and Related Transactions

In March 2003, Sony Music Entertainment (“Sony”), its 550 Digital Media Ventures affiliate, and the Company agreed to modify certain terms of Sony’s preferred stock investment in and 550 Digital Media Venture’s convertible note due from the Company. Under the terms of the amendment, the maturity date of the 550 Digital Media Ventures’ $2,404,000 loan to the Company was extended until March 31, 2005, and we agreed not to exercise our right, triggered by the Company’s achievement of certain earnings before interest, taxes, depreciation and amortization milestones, to convert Sony’s Series B preferred stock into common stock. The Company also agreed to make available to Sony limited marketing and advertising services to promote Sony Music recording artist releases or other products and services of Sony or its affiliates. Finally, the agreement provided for subordination of 550 Digital Media Venture’s security interest in our assets to a $10 million working capital line of credit. The 550 Digital Media Ventures note was originally issued in September 2000 in connection with a marketing agreement between the Company and two Internet publishing affiliates of Sony. The loan was amended and restated in connection with Sony’s October 2001 investment in the Company.

On October 31, 2003, VantagePoint invested $8 million in our Company by purchasing 5,333,000 shares of a new series of convertible preferred stock, designated Series C convertible preferred stock. VantagePoint will receive an additional 427,000 shares of Series C preferred stock as dividends during the year ended October 31, 2004. The Company allocated 20 million shares of authorized preferred stock for the Series C preferred stock and has reserved shares of common stock for conversion of the Series C preferred stock into common stock. In addition, on July 15, 2003, 550 Digital Media Ventures and VantagePoint entered into an option agreement pursuant to which VantagePoint may purchase up to 3,050,000 shares of our common stock and 1,750,000 shares of our Series B preferred stock, owned by 550 Digital Media Ventures until January 16, 2004. On October 31, 2003, the option term was extended to April 16, 2004 and VantagePoint partially exercised the option and purchased 454,545 shares of our Series B preferred stock from 550 Digital Media Ventures. On April 16, 2004, VantagePoint exercised the remainder of the option and purchased 3,050,000 shares of our common stock and 1,295,455 shares of our Series B preferred stock from 550 Digital media Ventures. 550 Digital Media Ventures also released the Company from any claims that it may have, other than claims relating to the outstanding $2.4 million convertible secured promissory note held by 550 Digital Media Ventures, including the related security interest, and any current advertising arrangements with the Company. 550 Digital Media Ventures’ rights associated with its common stock and the Series B preferred stock, including registration and voting rights were transferred to VantagePoint upon exercise of the option and payment of the purchase price. In connection with the transaction, 550 Digital Media Ventures waived its anti-dilution protection, preemptive rights and rights of first refusal. 550 Digital Media Ventures agreed to and has voted in favor of VantagePoint’s investment and loan transactions at the Company’s January 29, 2004 stockholder meeting.

As consideration for the 550 Digital Media Ventures common and preferred stock option, 550 Digital Media Ventures sold to VantagePoint a $500,000 convertible promissory note of the Company. In anticipation of the preferred stock investment, on July 15, 2003, VantagePoint loaned $2 million to the Company. VantagePoint and the Company terminated the $500,000 convertible promissory note and issued to VantagePoint a new $2.5 million convertible promissory note. The $2.5 million note bears interest at 8% and is collateralized by a security interest in all of the Company’s assets. Pursuant to the terms of the $2.5 million convertible promissory note, we paid VantagePoint $143,014 of interest for fiscal year 2004. The Company and VantagePoint also agreed that in the event that VantagePoint does not exercise the option within 120 days of its grant, VantagePoint may, within 10 days after the expiration of such 120-day period, transfer the option to the Company in exchange for a warrant to purchase 200,000 shares of the Company’s Series B preferred stock at $2.50 per share expiring three years from the date of issuance. VantagePoint did not transfer the option to the Company within the 120-day period.

On October 31, 2003, VantagePoint agreed to provide a one-year senior secured $4 million bridge loan to the Company or provide a bank guarantee of a $4 million one-year senior secured bridge loan to the Company for certain proposed business development initiatives. The bridge loan would bear interest at the prime rate and be secured by a security interest in all of our assets that is senior to the $2.5 million convertible note with VantagePoint and the $2.4 million convertible note with 550 Digital Media Ventures. The senior secured bridge loan needed to be accessed by the Company by February 28, 2004 but was not. If the Company had drawn upon the senior secured bridge loan, for each $1 million in loan proceeds we would have received, the Company would have issued a warrant to purchase 250,000 shares of Series C preferred stock at $2.00 per share expiring five years from the date of issuance. In addition, on October 31, 2003, the Company amended the terms of the $2.5 million note due to VantagePoint to accelerate the due date to February 10, 2004. The Company’s stockholders approved the extension of the maturity date to October 31, 2004 and the addition of a conversion feature to the note to allow the conversion into a prospective series of Company preferred stock at the rate of one share for each $2.00 of principal.

In January 2004, we amended the Series C stock purchase agreement to limit the number of shares issuable if we sell additional securities below the per share issue price of the Series C preferred stock. NASDAQ and the American Stock Exchange have a marketplace rule that requires listed companies to obtain stockholder approval for the issuance of new securities that represent more than 20% of outstanding equity securities. We agreed with VantagePoint that we would either obtain stockholder approval if we need to issue securities that exceed the 20% rule or alternatively pay cash to VantagePoint for the value of the securities that would otherwise be issuable.

In connection with the VantagePoint transactions, the Company entered into a management rights agreement pursuant to which VantagePoint is entitled to consult with and advise the Company’s management on significant business issues, inspect the Company’s books and records and appoint a representative to attend all meetings of the Board as a non-voting observer.

As part of these transactions, VantagePoint appointed Andrew Sheehan and David Carlick to the Company’s Board. The Company also entered into indemnification agreements with Mr. Sheehan and Mr. Carlick that grant the new directors contractual rights in addition to indemnity rights provided under Delaware General Corporate Law.

Pursuant to the terms of the $2.5 million loan agreement and the $8 million preferred stock agreement, we are to reimburse VantagePoint for costs associated with these transactions. During fiscal year 2004, we reimbursed VantagePoint $102,771 for costs associated with the $2.5 million loan, $284,236 for costs associated with the preferred stock investment, $45,258 for costs associated with litigation by the

Company’s prior Chairman and Chief Executive Officer and $7,333 associated with ongoing Company oversight other than in connection with Board or Board committee meetings.

The Company has a note due to SFX Entertainment, Inc. that matures in August 2004 that is collateralized by 2,600,000 shares of the Company’s common stock owned by the Company’s prior Chairman of the Board and Chief Executive Officer.

The Company’s prior Chief Financial Officer loaned $80,000 to the Company on June 27, 2003 and $50,000 on July 11, 2003. These amounts were repaid, without interest, on July 24, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the Securities and Exchange Commission.

Based solely on our review of such forms received by us, available on line at www.sec.gov, or written representations from certain reporting persons, we believe that during fiscal year 2004 our executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements, except for the following: Richard Rosenblatt did not timely file one report that contained one transaction; Adam Goldenberg did not timely file one report that contained one transaction; Daniel Mosher did not timely file one report that contained one transaction; Larry Moreau did not timely file one report that contained one transaction; Jeffrey Edell did not timely file one report that contained two transactions; Bradley Ward did not timely file two reports that contained three transactions; David Carlick did not timely file one report that contained one transaction; Andrew Sheehan did not timely file one report that contained one transaction; Sony Music Entertainment, Inc. did not timely file four reports that contained 16 transactions; Thomas Gewecke did not timely file two reports that contained two transactions; and Brad Greenspan did not timely file five reports that contained 12 transactions.

Performance Graph

The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company’s common stock to the cumulative total return of the NASDAQ Composite Index and a peer group of Internet stocks for the period April 30, 1999 to March 31, 2004. The peer group selected by Company consists of AOL Time Warner, Inc., CNET Networks, Inc., Valueclick, Inc., Doubleclick, Inc. and Yahoo, Inc. The graph assumes that the value of the investment in the Company’s common stock and the comparison index was $100 on April 30, 1999 and assumes the reinvestment of dividends. The Company has never declared a dividend on its common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

From April 1999 to March 2000, the Company’s common stock was traded on the OTC Bulletin Board. The Company’s common stock began trading on The NASDAQ SmallCap Market on April 15, 2000 under the symbol EUNI. NASDAQ delisted the Company’s common stock from The NASDAQ SmallCap Market on September 2, 2003. The Company’s common stock has been trading on what is commonly called the “Pink Sheets” since September 2, 2003 under the symbol EUNI.PK. Pink Sheet quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions.

Proposal 2 - Approve the Issuance of Common Stock to Series C Preferred Stockholders Under

Certain Circumstances.

Under the Company’s Series C Certificate of Designation (the “Series C Certificate”), the conversion price of the Series C preferred stock may be adjusted downward upon an issuance by the Company of certain equity securities with a price per share that is less than the conversion price (as defined in the Series C Certificate) of the Series C preferred stock. The conversion price adjustment could result in the issuance of Series C preferred stock to the Series C stockholders that are convertible into an amount of the Company’s common stock that would exceed twenty percent of the Company’s common stock (or voting power) less one share (the “20% Limit”) as of October 31, 2003. The Nasdaq SmallCap Market and the American Stock Exchange each require stockholder approval of any potential issuance of securities that exceeds the 20% Limit. To bring the October 2003 issuance of Series C preferred stock to affiliates of VantagePoint into compliance with these marketplace rules, the Company and the Series C preferred stockholders agreed that the conversion price of the Series C preferred will not be adjusted below that price which would result in the Series C shares becoming convertible into a number of shares of the Company’s common stock greater than the 20% Limit, unless stockholder approval of the issuance in excess of the 20% Limit has been obtained. If, at the time Series C shares are converted into common stock by one of the Series C preferred stockholders, the number of shares of common stock issuable upon such conversion would have been greater than the 20% Limit and stockholder approval were not to have been obtained, then the Company has agreed to pay such converting Series C preferred stockholders cash in an amount equal to the fair market value of the shares of common stock that such Series C preferred stockholder would have otherwise received.

The Board is requesting stockholder approval of the issuance of common stock upon conversion of Series C preferred stock if the amount of common stock would exceed the 20% Limit so that we are not obligated to pay cash instead of common stock. The approval of the issuance to Series C preferred stockholders upon conversion of Series C preferred stock in excess of the 20% Limit requires the affirmative vote of a majority of the votes cast at the 2004 annual meeting. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the proposal.

Recommendation of the Board:

The Board recommends a vote “FOR” the approval of the issuance to Series C preferred stockholders of common stock on conversion of Series C preferred stock that exceeds the 20% Limit.

Proposal 3 - To Approve the Adoption of the Intermix Media, Inc. 2004 Stock Awards Plan.

The Board has adopted the Intermix Media, Inc. 2004 Stock Awards Plan (the “2004 Stock Awards Plan”) and is recommending that stockholders approve the 2004 Stock Awards Plan at our annual stockholders meeting. The 2004 Stock Awards Plan is integral to the Company’s compensation strategies and programs. The use of stock options and other stock awards among technology companies is widely prevalent. The 2004 Stock Awards Plan will maintain the flexibility that we need to keep pace with our competitors and effectively recruit, motivate, and retain the caliber of employees essential for achievement of the Company’s success.

The 2004 Stock Awards Plan will permit stock option grants, stock grants, restricted stock grants, restricted stock unit grants, performance stock grants, performance unit grants and stock appreciation rights grants (“SARs”). Stockholder approval of the 2004 Stock Awards Plan will permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code (“Code”).

Awards and grants under the 2004 Stock Awards Plan are referred to as “Benefits.” Those eligible for Benefits under the 2004 Stock Awards Plan are referred to as “Participants.” Participants include all employees of the Company and its subsidiaries, all non-employee directors of the Company and consultants of the Company.

As of March 31, 2004, there were 275,427 shares available for new grants under our existing stock award plan, the 1999 Plan, and there were 7,844,447 million shares subject to outstanding stock options under the 1999 Plan. While the existing stock incentive plans will remain in place, they do not provide sufficient shares for market-competitive grant levels prior to the 2005 stockholder meeting.

RECOMMENDATION OF THE BOARD

The Board recommends a vote “FOR” the approval of the adoption of the Intermix Media, Inc. 2004 Stock Awards Plan.

Shares Available for Issuance

The aggregate number of shares of common stock that may be issued under the 2004 Stock Awards Plan will not exceed 3,000,000 (subject to the adjustment provisions discussed below). The 3,000,000 new shares represent 8% of the currently outstanding shares of common and preferred stock on an as-converted basis.

The number of shares that may be issued under the 2004 Stock Awards Plan for Benefits other than stock options and SARs will not exceed a total of 500,000 shares (subject to the adjustment provisions discussed below).

Administration and Eligibility

The 2004 Stock Awards Plan will be administered by the Compensation Committee. The Compensation Committee consists of at least two or more directors, each of whom will satisfy the requirements established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Exchange Act, for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code and with any applicable requirements established by any stock exchange or quotation system that we may elect to participate in. The Compensation Committee will approve the aggregate Benefits and the individual Benefits for the Company’s officers, non-employee directors and consultants. The Compensation Committee may delegate some of its authority under the 2004 Stock Awards Plan in accordance with the terms of the 2004 Stock Awards Plan.

No Participant may receive in any calendar year: (i) stock options covering more than 1,000,000 shares; (ii) restricted stock or restricted stock units that are subject to the attainment of performance goals (as described below) for more than 500,000 shares; (iii) SARs relating to more than 1 million shares; or (iv) performance shares relating to more than 500,000 shares. No non-employee director may receive in any calendar year (i) stock options covering more than 120,000 shares or (ii) restricted stock units relating to more than 50,000 shares. (Each of the above limits is subject to the adjustment provisions discussed below.) The maximum amount that may be earned under performance unit awards by any Participant who is a covered employee within the meaning of Section 162(m) of the Code (“Covered Employee”) in any calendar year may not exceed $8.5 million.

Benefits

Stock Options

The Compensation Committee is authorized to grant stock options to Participants, which may be either incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”). The exercise price of any ISO stock option must be equal to or greater than the fair market value of the shares on the date of the grant. The term of a stock option cannot exceed 10 years. ISOs may not be granted more than 10 years after the date that the 2004 Stock Awards Plan was adopted by the Board.

For purposes of the 2004 Stock Awards Plan, fair market value shall be determined in such manner as the Compensation Committee may deem equitable, or as required by applicable law or regulation. Generally, fair market value means the closing price on the last trading day preceding the day of the transaction, as reported for a recognized stock exchange or quotation system that we elect to participate in.

At the time of grant, the Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire.

Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, by the transfer to the Company of shares owned by the Participant (held at least six months if the Company is accounting for stock options using APB Opinion 25 or purchased on the open market) having a fair market value on the date of transfer equal to the option exercise price (or certification of ownership of such shares) or in such other manner as may be authorized by the Compensation Committee.

SARs

The Compensation Committee has the authority to grant SARs to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised and all other terms and conditions of the SAR. A SAR is generally a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to the Company an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of common stock on the date of exercise of the right; over (ii) the fair market value of common stock on the date of grant of the right multiplied by the number of shares for which the right is exercised. The Compensation Committee also may, in its discretion, substitute SARs which can be settled only in common stock for outstanding stock options at any time when the Company is subject to fair value accounting. The terms and conditions of any substitute SAR shall be substantially the same as those applicable to the stock option that it replaces and the term of the substitute SAR shall not exceed the term of the stock option that it replaces.

Restricted Stock and Restricted Stock Units

Restricted stock consists of shares which are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture or repurchase and to restrictions on their sale or other transfer by the Participant. Restricted stock units are the right to receive shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Compensation Committee which include substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Compensation Committee determines the eligible Participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Stock

A Participant who is granted performance stock has the right to receive shares or cash or a combination of shares and cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant and upon the attainment of performance goals specified by the Compensation Committee.

The award of performance stock to a Participant will not create any rights in such Participant as a stockholder of the Company until the issuance of common stock with respect to an award.

Performance Units

A Participant who is granted performance units has the right to receive a payment in cash upon the attainment of performance goals specified by the Compensation Committee. The Committee may substitute actual shares of common stock for the cash payment otherwise required to be made pursuant to a performance unit award.

Performance Goals

Awards of restricted stock, restricted stock units, performance stock, performance units and other incentives under the 2004 Stock Awards Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow;

net profit; revenues; revenue growth; price of the common stock; return on net assets, equity, or stockholders’ equity; market share; or total return to stockholders (“Performance Criteria”).

Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may be adjusted to include or exclude special items as identified in the Company’s quarterly or annual earnings releases.

Stock Awards

The Compensation Committee may award shares of common stock to Participants without payment therefore, as additional compensation for service to the Company or a subsidiary. Stock awards may be subject to other terms and conditions, which may vary from time to time and among employees, as the Compensation Committee determines to be appropriate.

Amendment and Termination of the 2004 Stock Awards Plan

The Board or the Compensation Committee has the right and power to amend the 2004 Stock Awards Plan, provided, however, that neither the Board nor the Compensation Committee may amend the 2004 Stock Awards Plan in a manner which would impair or adversely affect the rights of the holder of a Benefit without the holder’s consent. No material amendment of the 2004 Stock Awards Plan shall be made without stockholder approval. The Board may terminate the 2004 Stock Awards Plan at any time. Termination will not in any manner impair or adversely affect any Benefit outstanding at the time of termination.

Compensation Committee’s Right to Modify Benefits

The Compensation Committee may grant Benefits on terms and conditions different than those specified in the 2004 Stock Awards Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Benefits more effective under such laws and regulations.

The Compensation Committee may permit a Participant to have amounts or shares of common stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the 2004 Stock Awards Plan credited to a deferred compensation or stock unit account established for the Participant by the Compensation Committee on the Company’s books of account.

Neither the Board nor the Compensation Committee may cancel any outstanding stock option for the purpose of reissuing the option to the Participant at a lower exercise price or to reduce the option price of an outstanding option.

Adjustments and Change in Control

If there is any change in our common stock or preferred stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares available for Benefits, the maximum number of shares which may be subject to an award in any calendar year and the number of shares subject to outstanding Benefits, and the price of each of the foregoing, as applicable, will be equitably adjusted by the Compensation Committee in its discretion.

In the event of any merger, consolidation or reorganization of the Company with or into another corporation which results in the Company’s outstanding common stock being converted into or exchanged for different securities, cash, or other property, there shall be substituted on an equitable basis as determined by the Compensation Committee, for each share of common stock subject to a Benefit, the number and kind of shares of stock, other securities, cash, or other property to which holders of Company common stock are entitled pursuant to the transaction. Vesting of stock options, restricted stock and restricted stock units, performance stock and performance stock units, SARs and other stock awards can be accelerated upon a change in control at the discretion of the Compensation Committee.

Without affecting the number of shares reserved or available under the 2004 Stock Awards Plan, either the Board or the Compensation Committee may authorize the issuance of Benefits in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of the Company or any subsidiary as the result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it deems appropriate.

Reuse of Shares Covered by Terminated, Surrendered or Cancelled Benefits

If a stock option granted under the 2004 Stock Awards Plan expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock, restricted stock units, performance shares or SARs granted under the 2004 Stock Awards Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Benefits will again be available for use under the 2004 Stock Awards Plan. Shares covered by a Benefit granted under the 2004 Stock Awards Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. Any shares of common stock covered by a SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the SAR. The number of shares which are transferred to the Company by a Participant to pay the exercise or purchase price of a Benefit will be subtracted from the number of shares issued with respect to such Benefit for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of a Benefit will not be counted as used. Shares covered by a Benefit granted under the 2004 Stock Awards Plan that is settled in cash will not be counted as used.

Federal Income Tax Consequences

The federal income tax consequences as they relate to Benefits are as follows:

Stock Options

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise. The Company is not entitled to a federal income tax deduction on the exercise of an ISO or if the optionee satisfies the holding period requirements for the shares purchased with the ISO. The holding period requirements are waived if an optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disposition.

An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of a NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option.

Restricted Stock

A Participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A Participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

Other Benefits

In the case of an exercise of an SAR or an award of restricted stock units, performance stock, performance units, or common stock, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Million Dollar Deduction Limit

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The 2004 Stock Awards Plan includes performance criteria to be applied by the Compensation Committee to qualify for the performance-based compensation exemption. The Company believes that Benefits in the form of stock options, performance stock, performance units, SARs, performance-based restricted stock and restricted stock units constitute qualified performance-based compensation and, as such, can be granted on terms that would qualify the Benefits to be exempt from the $1,000,000 limitation on deductible compensation.

The foregoing is only a summary of the effect of U.S. federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the 2004 Stock Awards Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

Accounting Treatment

Option grants or stock issuances made to employees under the 2004 Stock Awards Plan that have fixed exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date and that have a fixed number of shares as associated with the award will not result in any direct charge to our reported earnings. However, the fair value of those awards is required to be disclosed in the notes to our financial statements, and we also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon our reported earnings and earnings per share were the fair value of those awards at the time of grant treated as a compensation expense over the life of the award.

Option grants or stock issuances made to employees under the 2004 Stock Awards Plan that have fixed exercise or issue prices that are less than the fair market value per share on the grant or issue date and that have a fixed number of shares associated with the award will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against our earnings over the period that the options or issued shares are to vest.

The Financial Accounting Standards Board issued an exposure draft on March 31, 2004, that would significantly change the accounting for equity instruments issued to employees and directors and liabilities that may be settled by the issuance of equity instruments. The exposure draft proposes to require the recognition of an expense over the service period for the issuance of equity instruments to employees and directors. Accordingly, the foregoing summary of the applicable accounting treatment for options may change substantially depending on the outcome of the proposed exposure draft or other accounting rule making activities.

Incorporation by Reference

The foregoing is only a summary of the 2004 Stock Awards Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

Miscellaneous

A new benefits table is not provided because no grants have been made under the 2004 Stock Awards Plan and all Benefits are discretionary. On March 31, 2004, the closing price of our common stock was $2.20.

Approval by Stockholders

In order to be adopted, the 2004 Stock Awards Plan must be approved by the affirmative vote of a majority of the votes cast at the 2004 annual meeting. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the proposal.

Proposal 4 - To Ratify the Appointment of Moss Adams LLP as the Company’s Independent

Auditors for Fiscal Year 2005.

Subject to stockholder ratification, the Board, upon the recommendation of the Audit Committee, has reappointed Moss Adams LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ended March 31, 2005. Moss Adams LLP has served as the Company’s independent auditors since April 28, 2003. The Board, in its discretion, upon recommendation of the Audit Committee, may direct appointment of new independent auditors at any time during the year, if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Moss Adams LLP are expected to be present at the annual stockholder meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions. The Audit Committee has considered and believes that the provision of services described below is compatible with maintaining the independence of Moss Adams, LLP.

On April 28, 2003, the Board, upon the recommendation of the Audit Committee, engaged Moss Adams LLP as independent auditor, replacing Merdinger, Fruchter, Rosen & Company, P.C. (“MFR&C”). MFR&C’s reports on the Company’s financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and through the date of MFR&C’s dismissal, there were no disagreements with MFR&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MFR&C’s satisfaction, would have caused MFR&C to make reference to the subject matter in connection with its report of the financial statements for such years and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditors

Audit Fees

Fees for audit services for fiscal years 2004 and 2003 were $330,000 and $708,000, respectively. Audit services consist of fees for the annual audit, the review of our quarterly reports on Form 10-Q and filings with the Securities and Exchange Commission.

Audit-Related Fees

Fees for audit-related services for fiscal years 2004 and 2003 were $79,000 and $96,000, respectively. Audit-related services consist of fees for consultation on accounting issues and the application of new accounting pronouncements, employee benefit plan audits, services related to business acquisitions and divestures, and other attestation services.

Tax Fees

Fees for tax services for fiscal years 2004 and 2003 were $53,000 and $10,000, respectively. Tax services consist of fees for the preparation of tax returns, assistance with tax planning strategies and tax examination assistance.

All Other Fees

There were no other fees for fiscal years 2004 and 2003.

The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to ensure that the independent auditors are not engaged to perform specific non-audit services prohibited by law or regulation. The Audit Committee has approved all such fees in advance of rendering services.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent auditors, Moss Adams LLP, are responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principals generally accepted in the United States.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules in Final Releases Nos. 33-8183 and 33-8183a.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”) and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board:

Daniel Mosher

Jeffrey Edell

Lawrence Moreau (Chairman)

Ratification of the appointment of Moss Adams LLP requires the affirmative vote of a majority of the votes cast at the 2004 annual meeting. Votes withheld and broker non-votes will be counted in determining the presence of a quorum but will not be counted in determining the outcome of the proposal.

Recommendation of the Board:

The Board recommends a vote “FOR” the ratification of the appointment of Moss Adams LLP as independent auditors for fiscal year 2005.

Other Business

The Board knows of no other matters that may properly be, or are likely to be, brought before the stockholder’s meeting.

Appendix A

Intermix Media, Inc.

2004 Stock Awards Plan

1. Purpose. The purposes of the Intermix Media, Inc. 2004 Stock Awards Plan (the “Plan”) are (i) to encourage outstanding individuals to accept or continue employment with Intermix Media, Inc. (“Intermix Media” or the “Company”) and its subsidiaries or to serve as directors of Intermix Media, and (ii) to furnish maximum incentive to those persons to improve operations and increase profits and to strengthen the mutuality of interest between those persons and Intermix Media’s stockholders by providing them stock options and other stock and cash incentives.

2. Administration. The Plan will be administered by the Compensation Committee (the “Committee”) of the Intermix Media Board of Directors (the “Board”) consisting of two or more directors as the Board may designate from time to time, each of whom shall satisfy such requirements as:

(a) the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Securities Exchange Act of 1934 (the “Exchange Act”);

(b) any stock exchange or quotation system that the Company chooses to list its securities on may establish pursuant to its rule-making authority; and

(c) the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Committee shall have the authority to construe and interpret the Plan and any benefits granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other benefits at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of Intermix Media and its stockholders and in accordance with the purposes of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee may authorize one or more officers of the Company to select employees and consultants to participate in the Plan and to determine the number of option shares and other rights to be granted to such participants, except with respect to awards to officers subject to Section 16 of the Exchange Act or officers who are or may become “covered employees” within the meaning of Section 162(m) of the Code (“Covered Employees”) and any reference in the Plan to the Committee shall include such officer or officers.

3. Participants. Participants may consist of all employees of Intermix Media and its subsidiaries, all non-employee directors of Intermix Media and consultants of Intermix Media. Any corporation or other entity in which a 50% or greater interest is at the time directly or indirectly owned by Intermix Media shall be a subsidiary for purposes of the Plan. Designation of a participant in any year shall not require the Committee to designate that person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider all factors that it deems relevant in selecting participants and in determining the type and amount of their respective benefits.

4. Shares Available under the Plan. There is hereby reserved for issuance under the Plan an aggregate of 3,000,000 shares of Intermix Media common stock. If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of common stock are issued under the Plan and thereafter are reacquired by Intermix Media, the shares subject to those stock options and the reacquired shares shall be added to the shares available for

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benefits under the Plan. Shares covered by a benefit granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Any shares covered by a Stock Appreciation Right shall be counted as used only to the extent shares are actually issued to the participant upon exercise of the right. In addition, any shares of common stock exchanged by an optionee as full or partial payment to Intermix Media of the exercise price under any Stock Option exercised under the Plan, any shares retained by Intermix Media pursuant to a participant’s tax withholding election, and any shares covered by a benefit which is settled in cash shall be added to the shares available for benefits under the Plan. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by Intermix Media. Under the Plan, no participant may receive in any calendar year (i) Stock Options relating to more than 1,000,000 shares, (ii) Restricted Stock or Restricted Stock Units that are subject to the attainment of Performance Goals of Section 13 hereof relating to more than 500,000 shares, (iii) Stock Appreciation Rights relating to more than 1,000,000 shares, or (iv) Performance Shares relating to more than 500,000 shares. No non-employee director may receive in any calendar year Stock Options relating to more than 120,000 shares or Restricted Stock Units relating to more than 50,000 shares. The shares reserved for issuance and the limitations set forth above shall be subject to adjustment in accordance with Section 13 hereof. All of the available shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. Notwithstanding anything else contained in this Section 4, the number of shares that may be issued under the Plan for benefits other than Stock Options or Stock Appreciation Rights shall not exceed a total of 3,000,000 shares (subject to adjustment in accordance with Section 13 hereof).

5. Types of Benefits. Benefits under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, and Other Stock Awards, all as described below.

6. Stock Options. Stock Options may be granted to participants, at any time as determined by the Committee. The Committee shall determine the number of shares subject to each option and whether the option is an Incentive Stock Option. The option price for Incentive Stock Options shall be determined by the Committee but shall not be less than 100% of the fair market value of Intermix Media’s common stock on the date the option is granted. Each option shall expire at such time as the Committee shall determine at the time of grant. Options shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant. The option price, upon exercise of any option, shall be payable to Intermix Media in full by (i) cash payment or its equivalent, (ii) tendering previously acquired shares (held for at least six months if the Company is accounting for Stock Options using APB Opinion 25 or purchased on the open market) having a fair market value at the time of exercise equal to the option price or certification of ownership of such previously-acquired shares, (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to Intermix Media the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to Intermix Media, and (iv) such other methods of payment as the Committee, at its discretion, deems appropriate. In no event shall the Committee cancel any outstanding Stock Option for the purpose of reissuing the option to the participant at a lower exercise price or reduce the option price of an outstanding option.

7. Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) may be granted to participants at any time as determined by the Committee. An SAR may be granted in tandem with a Stock Option granted under this Plan or on a free-standing basis. The Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting. The grant price of a tandem or substitute SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the fair market value of Intermix Media’s common stock on the date of its grant. An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines; provided, however, that the term shall not exceed the option term in the case of a tandem or substitute SAR or ten years in the case of a free-standing SAR and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces. Upon exercise of an SAR, the participant shall be entitled to receive payment from Intermix Media in an amount determined by multiplying the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made

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in cash or stock, at the discretion of the Committee, except in the case of a substitute SAR which may be made only in stock.

8. Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or

(b) a requirement that the holder forfeit (or in the case of shares or units sold to the participant resell to Intermix Media at cost) such shares or units in the event of termination of employment during the period of restriction.

All restrictions shall expire at such times as the Committee shall specify.

9. Performance Stock. The Committee shall designate the participants to whom long-term performance stock (“Performance Stock”) is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than 12 months. Each award of Performance Stock shall entitle the participant to a payment in the form of shares of common stock upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any participant who is a Covered Employee. The Committee may, in its discretion, make a cash payment equal to the fair market value of shares of common stock otherwise required to be issued to a participant pursuant to a Performance Stock award.

10. Performance Units. The Committee shall designate the participants to whom long-term performance units (“Performance Units”) are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than 12 months. Each Performance Unit award shall entitle the participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Unit award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. However, the Committee may not, in any event, increase the amount earned under Performance Unit awards upon satisfaction of any performance goal by any participant who is a Covered Employee and the maximum amount earned by a Covered Employee in any calendar year may not exceed $8,500,000. The Committee may, in its discretion, substitute actual shares of common stock for the cash payment otherwise required to be made to a participant pursuant to a Performance Unit award.

11. Other Stock Awards. In addition to the incentives described in sections 6 through 10 above, the Committee may grant other incentives payable in common stock under the Plan as it determines to be in the best interests of Intermix Media and subject to such other terms and conditions as it deems appropriate; provided an outright grant of stock will not be made unless it is offered in exchange for cash compensation that has otherwise already been earned by the recipient.

12. Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and

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amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; revenues; revenue growth; price of Intermix Media common stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude Special Items. Special Items shall include (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, the Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the attainment of a performance goal.

13. Adjustments Upon Certain Changes and Changes in Control. In the event of a reorganization, recapitalization, spin-off, stock dividend, stock split, combination, reclassification, reverse stock split, merger, consolidation, split-up, spin-off, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event or other increase or reduction in the number of issued shares of common stock, the Compensation Committee may, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices specified therein as may be determined to be appropriate and equitable. In the event of any of the events or transactions described in the preceding sentence, a change in control, or similar transaction by the Company or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, if the Compensation Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Compensation Committee in its discretion is hereby authorized to provide in the agreement evidencing any award or by action taken prior to the occurrence of such transaction or event: (i) for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder; (ii) for either the purchase of any such stock option, SAR, or any restricted stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the Participant’s rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Compensation Committee in its sole discretion; (iii) that it cannot be exercised after such event; (iv) that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (v) that the restrictions imposed under a restricted stock agreement upon some or all shares of restricted stock may be terminated, and some or all shares of such restricted stock may cease to be subject to repurchase or forfeiture after such event. With respect to stock options and SARs intended to qualify as performance-based compensation under Section162(m), no adjustment or action described in this section or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the 2004 Plan to violate Section 422(b)(1) of the Code or would cause such stock option or SAR to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Compensation Committee determines that the option or other award is not to comply with such exemptive conditions. A “Change in Control” shall mean:

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A Change in Control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor provision thereto, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Intermix Media representing 20% or more of the combined voting power of our then outstanding securities (other than Intermix Media or any Company employee benefit plan; and, for purposes of the Plan, no Change in Control shall be deemed to have occurred as a result of the “beneficial ownership,” or changes therein, of our securities by either of the foregoing), (b) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of common stock would be converted into or exchanged for cash, securities or other property, other than a merger of Intermix Media in which the holders of common stock immediately prior to the merger have, directly or indirectly, at least a 65% ownership interest in the outstanding common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Intermix Media other than any such transaction with entities in which the holders of Intermix Media common stock, directly or indirectly, have at least a 65% ownership interest, (c) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company, or (d) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation (other than by the Board), contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board immediately prior to the first public announcement relating to such Control Transaction shall thereafter cease to constitute a majority of the Board.

14. Substitution and Assumption of Benefits. Without affecting the number of shares reserved or available hereunder the Board or the Committee may authorize the issuance of benefits under this Plan in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of Intermix Media or any subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as the Committee may deem appropriate.

15. Nontransferability. Each benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the participant’s lifetime only by the participant or, in the event of disability, by the participant’s personal representative. In the event of the death of a participant, exercise of any benefit or payment with respect to any benefit shall be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at its discretion, the Committee may permit the transfer of a Stock Option by the participant, subject to such terms and conditions as may be established by the Committee.

16. Taxes. Intermix Media shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and Intermix Media may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. A participant may pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have Intermix Media withhold shares of common stock, having a fair market value equal to the amount required to be withheld.

17. Duration, Amendment and Termination. No Incentive Stock Option shall be granted more than ten years after the date of adoption of this Plan by the Board; provided, however, that the terms and conditions applicable to any option granted on or before such date may thereafter be amended or modified by mutual agreement between Intermix Media and the participant, or such other person as may then have an interest therein. The Board or the Committee may amend the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing award or change the terms and

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conditions thereof without the participant’s consent. No material amendment of the Plan shall be made without stockholder approval.

18. Fair Market Value. The fair market value of Intermix Media’s common stock at any time shall be determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation.

19. Other Provisions.

(a) The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the participant’s employment, requirements or inducements for continued ownership of common stock after exercise or vesting of benefits, forfeiture of awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment, or provisions permitting the deferral of the receipt of a benefit for such period and upon such terms as the Committee shall determine.

(b) In the event any benefit under this Plan is granted to an employee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules.

(c) The Committee, in its sole discretion, may permit or require a participant to have amounts or shares of common stock that otherwise would be paid or delivered to the participant as a result of the exercise or settlement of an award under the Plan credited to a deferred compensation or stock unit account established for the participant by the Committee on the Company’s books of account.

20. Governing Law. The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Delaware (without regard to applicable Delaware principles of conflict of laws).

21. Stockholder Approval. The Plan was adopted by the Board on June 29, 2004, subject to stockholder approval. The Plan and any benefits granted thereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders.

6

INTERMIX MEDIA, INC.

PROXY

ANNUAL STOCKHOLDERS MEETING

August 31, 2004

The undersigned stockholder of Intermix Media, Inc. (“Intermix Media”) does hereby constitute and appoint Richard Rosenblatt, Chief Executive Officer, and Brett Brewer, President, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of Intermix Media to be held at 10:00 a.m. on August 31, 2004, at 6060 Center Drive, Suite 300, Los Angeles, California 90045, or any adjournment or postponement thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of Intermix Media, Inc. held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

1.	Election of directors:

FOR all nominees listed below (except as specified below). WITHHOLD vote for all nominees listed below.

Richard Rosenblatt, Brett Brewer, Daniel Mosher, Lawrence Moreau, Jeffrey Edell and James Quandt.

To withhold a vote for any individual nominee, write that nominee’s name here:

2.	Approve the issuance of common stock to Series C preferred stockholders under certain circumstances:

FOR         AGAINST             ABSTAIN

3.	Approve the adoption of the 2004 Stock Awards Plan:

FOR         AGAINST             ABSTAIN

4.	Ratify the appointment of Moss Adams LLP as independent auditors:

FOR         AGAINST             ABSTAIN

This proxy, when properly executed, will be voted as directed or, if no direction is given, will be voted for each proposal. This proxy is solicited on behalf of the Board of Directors. Proxy holders may vote the shares represented by this proxy for or against such other matters as may properly come before the annual meeting, or may otherwise represent such shares with respect to such matters, in each case in their discretion.

Date: , 2004

Signature

Signature

Please date and sign above exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as attorney, executor, administrator, trustee or guardianship, please give full title as such. If a corporation or partnership, please sign the corporation or partnership name and the name of the authorized officer or person.